EXHIBIT 24.1


                      Page 1 of 2 of Power of Attorney to
               U.S. Bancorp Registration Statement on Form S-3.
               ------------------------------------------------

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 of U.S. Bancorp, and any and all amendments including post-effective amendments, and to file the same, with all exhibits and other documents with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue of this Power of Attorney.

                Signature                                   Title                                 Date
                ---------                                   -----                                 ----
/s/ Jerry A. Grundhofer                    President, Chief Executive Officer and           November 1, 2001
---------------------------------          Director (principal executive officer)
Jerry A. Grundhofer

/s/ David M. Moffett                       Vice Chairman, Chief Financial Officer           November 1, 2001
---------------------------------          and Director (principal financial
David M. Moffett                           officer)

/s/ Terrance R. Dolan                      Senior Vice President and Controller             November 1, 2001
---------------------------------          (principal accounting officer)
Terrance R. Dolan

/s/ John F. Grundhofer                     Chairman and Director                            November 1, 2001
---------------------------------
John F. Grundhofer

/s/ Linda L. Ahlers                        Director                                         November 1, 2001
---------------------------------
Linda L. Ahlers

/s/ Victoria B. Buyniski Gluckman          Director                                         November 1, 2001
---------------------------------
Victoria B. Buyniski Gluckman

/s/ Arthur D. Collins, Jr.                 Director                                         November 1, 2001
---------------------------------
Arthur D. Collins, Jr.

/s/ Peter H. Coors                         Director                                         November 1, 2001
---------------------------------
Peter H. Coors

/s/ John C. Dannemiller                    Director                                         November 1, 2001
---------------------------------
John C. Dannemiller





/s/ Joshua Green III                       Director                                         November 1, 2001
---------------------------------
Joshua Green III

/s/ J.P. Hayden, Jr.                       Director                                         November 1, 2001
---------------------------------
J.P. Hayden, Jr.

/s/ Roger L. Howe                          Director                                         November 1, 2001
---------------------------------
Roger L. Howe

                                           Director                                         November 1, 2001
---------------------------------
Thomas H. Jacobsen

/s/ Delbert W. Johnson                     Director                                         November 1, 2001
---------------------------------
Delbert W. Johnson

/s/ Joel W. Johnson                        Director                                         November 1, 2001
---------------------------------
Joel W. Johnson

/s/ Jerry W. Levin                         Director                                         November 1, 2001
---------------------------------
Jerry W. Levin

/s/ Sheldon B. Lubar                       Director                                         November 1, 2001
---------------------------------
Sheldon B. Lubar

/s/ Frank Lyon, Jr.                        Director                                         November 1, 2001
---------------------------------
Frank Lyon, Jr.

/s/ Daniel F. McKeithan, Jr.               Director                                         November 1, 2001
---------------------------------
Daniel F. McKeithan, Jr.

/s/ David B. O'Maley                       Director                                         November 1, 2001
---------------------------------
David B. O'Maley

/s/ O'dell Owens, M.D., M.P.H.             Director                                         November 1, 2001
---------------------------------
O'dell M. Owens, M.D., M.P.H.

/s/ Thomas E. Petry                        Director                                         November 1, 2001
---------------------------------
Thomas E. Petry

                                           Director                                         November 1, 2001
---------------------------------
Richard G. Reiten

/s/ S. Walter Richey                       Director                                         November 1, 2001
---------------------------------
S. Walter Richey

/s/ Warren R. Staley                       Director                                         November 1, 2001
---------------------------------
Warren R. Staley

                                           Director                                         November 1, 2001
---------------------------------
Patrick T. Stokes

/s/ John J. Stollenwerk                    Director                                         November 1, 2001
---------------------------------
John J. Stollenwerk


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